Acquisitions	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about business combination [abstract]
Acquisitions
29. Acquisitions
The Group accounts for acquisitions in accordance with IFRS 3 Business Combinations. IFRS 3 requires the acquiree’s identifiable assets, liabilities and contingent liabilities (other than non-current assets or disposal groups held for sale) to be recognised at fair value at acquisition date. In assessing fair value at acquisition date, management make their best estimate of the likely outcome where the fair value of an asset or liability may be contingent on a future event. In certain instances, the underlying transaction giving rise to an estimate may not be resolved until some years after the acquisition date. IFRS 3 requires the release to profit of any acquisition reserves which subsequently become excess in the same way as any excess costs over those provided at acquisition date are charged to profit. At each period end management assess provisions and other balances established in respect of acquisitions for their continued probability of occurrence and amend the relevant value accordingly through the consolidated income statement or as an adjustment to goodwill as appropriate under IFRS 3.
The Group acquired a number of subsidiaries in the year. The following table sets out the book values of the identifiable assets and liabilities acquired and their fair value to the Group. The fair value adjustments for certain acquisitions have been determined provisionally at the balance sheet date.

	Book value at acquisition £m	Fair value adjustments £m	Fair value to Group £m
Intangible assets	—	97.7	97.7
Right-of-use assets	36.6	(3.4)	33.2
Property, plant and equipment	4.0	—	4.0
Cash and cash equivalents	(2.3)	—	(2.3)
Trade receivables due within one year	40.0	—	40.0
Other current assets	5.9	0.9	6.8
Total assets	84.2	95.2	179.4
Current liabilities	(28.5)	(0.3)	(28.8)
Trade and other payables due after one year	(2.3)	(5.8)	(8.1)
Deferred tax liabilities	—	(22.5)	(22.5)
Long-term lease liabilities	(34.2)	—	(34.2)
Total liabilities	(65.0)	(28.6)	(93.6)
Net assets	19.2	66.6	85.8
Non-controlling interests			(3.0)
Goodwill			331.9
Consideration			414.7
Consideration satisfied by:
Cash			225.9
Equity instruments of subsidiary company			110.8
Payments due to vendors			78.0
Equity instruments of the subsidiary company relate to shares issued by FGH SVC Holdco Inc. and represent 16.5% ownership of this subsidiary company. WPP retains a 57.9% stake in FGH SVC Holdco Inc. following this transaction.
Increases in non-controlling interests in the period arising from the acquisition of subsidiaries are due to changes in ownership of existing subsidiaries and both increases in the non-controlling interests that arise on acquisition of a new subsidiary, as noted in the table above, along with the impact of share issuances in subsidiaries that contain non-controlling interests as a part of the overall acquisition arrangement, but occurring immediately prior to the acquisition of a new subsidiary.
Goodwill arising from acquisitions represents the value of synergies with our existing portfolio of businesses and skilled staff to deliver services to our clients. Goodwill that is expected to be deductible for tax purposes is £83.9 million.
Non-controlling interests in acquired companies are measured at the non-controlling interests’ proportionate share of the acquiree’s identifiable net assets. There continues to be no subsidiaries with non-controlling interests that are individually material to the Group.
The contribution to revenue and operating profit of acquisitions completed in the year was not material. There were no material acquisitions completed between 31 December 2021 and the date the financial statements have been authorised for issue. There were no material acquisitions completed in the years ended 31 December 2020 and 2019.